EXHIBIT 99.1
Datto Announces Third Quarter 2021 Financial Results
Third quarter subscription revenue grew 20 percent year-over-year to $146.8 million
ARR grew 20 percent year-over-year to $626.7 million
Norwalk, CT – November 10, 2021—Datto Holding Corp. (Datto) (NYSE: MSP), the leading global provider of cloud-based software and security solutions purpose-built for delivery by managed service providers (MSPs), today announced its financial results for the third quarter ended September 30, 2021.
“The third quarter was another record quarter for Datto,” said Tim Weller, Datto’s Chief Executive Officer. “Our revenue growth exceeded 20% for a second consecutive quarter and our subscription revenue growth continued to accelerate. We grew our MSP partners to over 18,200, and ARR per MSP continued to expand. In addition, we launched two significant new products in security and cloud - SaaS Defense, and Datto Continuity for Microsoft Azure - that both meet the critical need of securing digital assets for our MSP partners and their SMB clients. These new products solidify our leading position in providing cyber resilience to our MSP partners, expand our addressable market, and will contribute to our continued growth in years to come. Looking ahead, I’m as optimistic as ever about the large opportunity in front of us to empower our MSP partners to help their SMB clients thrive in an increasingly complex IT world.”
Third Quarter 2021 Financial Results

(In Millions)	Q3 2021	Q3 2020	Y/Y Change
Subscription Revenue(1)	$146.8	$122.8	20%
Total Revenue(1)	$157.9	$130.7	21%
ARR(2)	$626.7	$522.8	20%
Gross Margin	71%	73%	(153 bps)
Non-GAAP Gross Margin(3)	73%	74%	(9 bps)
Net Income	$13.5	$19.5	(31)%
Adjusted EBITDA(3)	$43.8	$45.8	(4)%
Net Cash Provided by Operating Activities	$32.0	$50.1	(36)%
Free Cash Flow(3)	$20.3	$43.6	(53)%

1	Subscription and Total Revenues Y/Y percentage change includes benefits from favorable foreign exchange rates of approximately 1.5%.
2	Annual run-rate revenue (ARR) is the annualized value of all subscription agreements as of the end of a period. We calculate ARR by multiplying the monthly run-rate revenue for the last month of a period by 12.
3	A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

Recent Highlights

•Ended the quarter with more than 18,200 MSP partners, a net increase of 400 from the previous quarter.
•Expanded the number of MSPs contributing over $100,000 ARR to 1,300, a 24% increase from 1,050 at September 30, 2020.
•Launched Datto Continuity for Microsoft Azure (DCMA). DCMA is a comprehensive Business Continuity and Disaster Recovery (BCDR) solution that protects MSPs and their clients’ data in the public cloud in the event of malicious ransomware attacks, security breaches, and vendor outages.
•Launched Datto’s SaaS Defense security product. SaaS Defense is an advanced threat protection and spam-filtering solution that provides MSPs with patented technology to proactively detect and prevent malicious malware, phishing, and Business Email Compromise (BEC) attacks that target Microsoft Exchange, OneDrive, SharePoint, and Teams. The product is based on patented technology obtained in Datto’s acquisition of Israel-based cyber threat-detection company BitDam earlier this year.
•Hosted DattoCon NOW, Datto’s largest event in its history, attracting more than 4,700 virtual attendees from 50 countries. The overarching theme was Security and the event featured keynote addresses and other presentations covering everything from technology trends and new product launches to security best practices. MSPs were able to learn from peers, industry thought leaders like Microsoft, and top vendors from across the channel.
•Achieved notably high marks for the security of Datto RMM in an independent third-party assessment of software applications by Synopsis. The assessment was based on the industry-standard Building Security in Maturity Model (BSIMM). Datto is the only MSP-focused company that participates in the assessment, and Datto RMM is the only channel RMM that has been evaluated under the BSIMM framework. Other participants include enterprises such as Microsoft, Cisco, Verizon, Aetna, Johnson & Johnson, TD Ameritrade, US Bank, Bank of America, and many other large institutions.

Fourth Quarter and Full Year 2021 Financial Outlook
Datto is providing the following guidance for the fourth quarter and full-year 2021:

	Q4 2021 Outlook	FY 2021 Outlook
Revenue	$161 - $163 million	$615 - $617 million
Adjusted EBITDA	$38- $40 million	$174 - $176 million

Datto Third Quarter 2021 Results Conference Call
When: Wednesday, November 10, 2021
Time: 5:00 pm ET
Conference ID: 8751783
Live Call: 1-888-660-6179 (US/Canada Toll-Free) or 1-929-203-1946 (International)
Replay: 1-800-770-2030 (US/Canada Toll-Free) or 1-647-362-9199 (International)
(The replay will be available approximately two hours after the completion of the live call)
Webcast: https://investors.datto.com
About Datto
As the world’s leading provider of cloud-based software and security solutions purpose-built for delivery by managed service providers (MSPs), Datto believes there is no limit to what small and medium businesses (SMBs) can achieve with the right technology.

Datto’s proven Unified Continuity, Networking, and Business Management solutions drive cyber resilience, efficiency, and growth for MSPs. Delivered via an integrated platform, Datto’s solutions help its global ecosystem of MSP partners serve over one million businesses around the world. From proactive dynamic detection and prevention to fast, flexible recovery from cyber incidents, Datto’s solutions defend against costly downtime and data loss in servers, virtual machines, cloud applications, or anywhere data resides.

Since its founding in 2007, Datto has won numerous awards for its product excellence, superior technical support, rapid growth, and for fostering an outstanding workplace. With headquarters in Norwalk, Connecticut, Datto has global offices in Australia, Canada, China, Denmark, Germany, Israel, the Netherlands, Singapore, and the United Kingdom.
Learn more at datto.com.
Forward-Looking Statements
This press release contains forward-looking statements that reflect Datto’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘intend,’’ ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘can have,’’ ‘‘likely’’ and the negatives thereof and other words and terms of similar meaning. Further information on potential factors that could affect our results is included in our Annual Report on Form 10-K.
Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Datto undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe that the non-GAAP financial measures of Non-GAAP Subscription Cost of Revenue, Non-GAAP Device Cost of Revenue, Non-GAAP Professional Services and Other Cost of Revenue, Non-GAAP Depreciation and Amortization in Cost of Revenue, Non-GAAP Cost of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing expense, Non-GAAP Research and Development expense, Non-GAAP General and Administrative expense, Non-GAAP Depreciation and Amortization in Operating Expenses, Non-GAAP Operating Expenses, Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Net Income Per Share, Adjusted EBITDA, and Free Cash Flow are useful in evaluating our operating performance. Certain of these measures exclude interest and other (income) expense, net, loss on extinguishment of debt, depreciation and amortization, stock-based compensation expense, restructuring expense and transaction related and other expense. In addition, for Non-GAAP Net Income we utilize a non-GAAP tax rate of 25%, which we believe reflects our normalized effective tax rate. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.
Reconciliation tables of the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release.
Datto is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to its most directly comparable GAAP measure because certain items are out of Datto’s control or cannot be reasonably predicted, as the items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.
For more information about Datto, including supplemental financial information, please visit the investor relations website at investors.datto.com.

DATTO HOLDING CORP.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue:
Subscription	$146,764	$122,753	$424,097	$356,348
Device	10,242	6,964	27,652	21,098
Professional services and other	886	950	2,654	2,347
Total revenue	157,892	130,667	454,403	379,793
Cost of revenue:
Subscription	22,776	18,915	65,344	60,786
Device	12,930	10,089	33,552	26,464
Professional services and other	1,470	1,332	4,521	4,399
Depreciation and amortization	8,572	5,526	23,795	15,746
Total cost of revenue	45,748	35,862	127,212	107,395
Gross profit	112,144	94,805	327,191	272,398
Operating expenses:
Sales and marketing	35,173	24,709	99,234	83,828
Research and development	26,872	15,257	76,690	48,000
General and administrative	27,802	17,433	78,908	59,389
Depreciation and amortization	6,531	6,820	19,554	20,600
Total operating expenses	96,378	64,219	274,386	211,817
Income from operations	15,766	30,586	52,805	60,581
Other expense:
Interest expense	156	7,065	433	23,590
Other expense (income), net	338	(987)	224	(1,402)
Total other expense	494	6,078	657	22,188
Income before income taxes	15,272	24,508	52,148	38,393
Provision for income taxes	(1,787)	(4,962)	(6,461)	(8,727)
Net income	$13,485	$19,546	$45,687	$29,666

Net income per share attributable to common stockholders:
Basic	$0.08	$0.14	$0.28	$0.22
Diluted	$0.08	$0.14	$0.28	$0.22
Weighted-average shares used in computing net income per share:
Basic	162,424,260	135,553,097	161,657,479	135,496,696
Diluted	166,248,941	138,590,770	165,483,710	137,006,921

DATTO HOLDING CORP.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30,	December 31,
	2021	2020
ASSETS
Current assets
Cash and cash equivalents	$205,862	$168,877
Restricted cash	1,309	1,536
Accounts receivable, net	9,400	13,946
Inventory	31,739	13,811
Prepaid expenses and other current assets	33,640	28,316
Total current assets	281,950	226,486
Property and equipment, net	100,420	91,876
Operating lease assets	30,290	—
Goodwill	1,144,496	1,120,954
Intangible assets, net	295,264	287,395
Other assets	82,486	66,560
Total assets	$1,934,906	$1,793,271

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$12,549	$7,574
Accrued expenses and other current liabilities	47,538	39,461
Deferred revenue	21,634	23,763
Total current liabilities	81,721	70,798
Deferred revenue, noncurrent	3,108	3,322
Deferred income taxes	30,476	18,947
Operating lease liabilities, noncurrent	30,849	—
Other long-term liabilities	3,537	11,736
Total liabilities	149,691	104,803
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock	163	161
Additional paid-in capital	1,807,533	1,755,387
Treasury stock	(3,621)	(3,621)
Accumulated deficit	(19,539)	(65,226)
Accumulated other comprehensive income	679	1,767
Total stockholders’ equity	1,785,215	1,688,468
Total liabilities and stockholders’ equity	$1,934,906	$1,793,271

DATTO HOLDING CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2021	2020
OPERATING ACTIVITIES
Net income	$45,687	$29,666
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	23,368	19,615
Amortization of acquired intangible assets	19,981	16,731
Amortization of debt issuance costs	255	1,265
Reserve for inventory obsolescence	54	1,508
Non-cash operating lease expense	5,273	—
Stock-based compensation	35,355	6,561
Provision for bad debt	2,630	4,793
Deferred income taxes	4,727	7,556
Unrealized foreign exchange	(296)	(647)
Changes in operating assets and liabilities:
Accounts receivable	1,878	(766)
Inventory	(18,043)	(6,337)
Prepaid expenses and other current assets	(5,490)	2,099
Other assets	(16,719)	(8,446)
Accounts payable, accrued expenses and other	2,928	109
Deferred revenue	(2,479)	348
Net cash provided by operating activities	99,109	74,055
INVESTING ACTIVITIES
Purchase of property and equipment	(32,170)	(28,519)
Acquisition of business, net of cash acquired	(45,486)	(4,371)
Net cash used in investing activities	(77,656)	(32,890)
FINANCING ACTIVITIES
Proceeds from debt	—	32,100
Repayments of debt and capital leases	(73)	(4,468)
Capitalized transaction costs	(684)	(980)
Proceeds from stock option exercises	16,839	2,500
Repurchase of common stock and settlement of stock-based payment awards	—	(53)
Net cash provided by financing activities	16,082	29,099
Effect of exchange rate changes on cash and cash equivalents	(777)	720
Net increase in cash and cash equivalents	36,758	70,984
Cash and cash equivalents and restricted cash, beginning of year	170,413	29,066
Cash and cash equivalents and restricted cash, end of period	$207,171	$100,050
Reconciliation of cash and cash equivalents and restricted cash:
Cash and cash equivalents	$205,862	$98,614
Restricted cash	$1,309	$1,436
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$3,533	$151
Cash paid for interest	$—	$22,317
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable	$251	$40
Unpaid initial public offering costs in total current liabilities	$—	$2,620

DATTO HOLDING CORP.
Non-GAAP Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue:
Subscription	$146,764	$122,753	$424,097	$356,348
Device	10,242	6,964	27,652	21,098
Professional services and other	886	950	2,654	2,347
Total revenue	157,892	130,667	454,403	379,793
Cost of revenue:
Subscription	21,724	18,838	62,179	60,206
Device	12,887	10,089	33,402	26,464
Professional services and other	1,485	1,332	4,370	4,260
Depreciation and amortization	5,870	4,351	17,081	12,221
Total cost of revenue	41,966	34,610	117,032	103,151
Gross profit	115,926	96,057	337,371	276,642
Operating expenses:
Sales and marketing	32,819	24,200	92,743	80,104
Research and development	21,547	14,763	59,433	45,936
General and administrative	23,620	15,644	66,630	53,171
Depreciation and amortization	2,109	2,418	6,287	7,394
Total operating expenses	80,095	57,025	225,093	186,605
Income from operations	35,831	39,032	112,278	90,037
Other expense:
Interest expense	156	7,065	433	23,590
Other expense (income), net	338	(987)	224	(1,402)
Total other expense	494	6,078	657	22,188
Income before income taxes	35,337	32,954	111,621	67,849
Provision for income taxes	(8,834)	(8,239)	(27,905)	(16,963)
Net income	$26,503	$24,715	$83,716	$50,886

Net income per share attributable to common stockholders:
Basic	$0.16	$0.18	$0.52	$0.38
Diluted	$0.16	$0.18	$0.51	$0.37
Weighted-average shares used in computing net income per share:
Basic	162,424,260	135,553,097	161,657,479	135,496,696
Diluted	166,248,941	138,590,770	165,483,710	137,006,921

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Non-GAAP Subscription Cost of Revenue
GAAP subscription cost of revenue	$22,776	$18,915	$65,344	$60,786
Stock-based compensation expense	(1,052)	(77)	(3,165)	(118)
Restructuring expense	—	—	—	(462)
Non-GAAP subscription cost of revenue	$21,724	$18,838	$62,179	$60,206

Non-GAAP Device Cost of Revenue
GAAP device cost of revenue	$12,930	$10,089	$33,552	$26,464
Stock-based compensation expense	(43)	—	(150)	—
Non-GAAP device gross cost of revenue	$12,887	$10,089	$33,402	$26,464

Non-GAAP Professional Services and Other Cost of Revenue
GAAP professional services and other cost of revenue	$1,470	$1,332	$4,521	$4,399
Stock-based compensation expense	15	—	(151)	—
Restructuring expense	—	—	—	(139)
Non-GAAP professional services and other cost of revenue	$1,485	$1,332	$4,370	$4,260

Non-GAAP Depreciation and Amortization in Cost of Revenue
GAAP depreciation and amortization in cost of revenue	$8,572	$5,526	$23,795	$15,746
Amortization of acquired intangible assets	(2,702)	(1,175)	(6,714)	(3,525)
Non-GAAP depreciation and amortization in cost of revenue	$5,870	$4,351	$17,081	$12,221

Non-GAAP Cost of Revenue
GAAP cost of revenue	$45,748	$35,862	$127,212	$107,395
Amortization of acquired intangible assets	(2,702)	(1,175)	(6,714)	(3,525)
Stock-based compensation expense	(1,080)	(77)	(3,466)	(118)
Restructuring expense	—	—	—	(601)
Non-GAAP cost of revenue	$41,966	$34,610	$117,032	$103,151

Non-GAAP Gross Profit
GAAP gross profit	$112,144	$94,805	$327,191	$272,398
Amortization of acquired intangible assets	2,702	1,175	6,714	3,525
Stock-based compensation expense	1,080	77	3,466	118
Restructuring expense	—	—	—	601
Non-GAAP gross profit	$115,926	$96,057	$337,371	$276,642
Non-GAAP gross margin	73.4%	73.5%	74.2%	72.8%

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Non-GAAP Sales and Marketing
GAAP sales and marketing expense	$35,173	$24,709	$99,234	$83,828
Stock-based compensation expense	(2,354)	(524)	(6,491)	(1,803)
Restructuring expense	—	15	—	(1,921)
Non-GAAP sales and marketing expense	$32,819	$24,200	$92,743	$80,104
Non-GAAP sales and marketing as a % of revenue	20.8%	18.5%	20.4%	21.1%
Non-GAAP Research and Development
GAAP research and development expense	$26,872	$15,257	$76,690	$48,000
Stock-based compensation expense	(5,325)	(494)	(17,257)	(1,115)
Restructuring expense	—	—	—	(949)
Non-GAAP research and development expense	$21,547	$14,763	$59,433	$45,936
Non-GAAP research and development as a % of revenue	13.6%	11.3%	13.1%	12.1%
Non-GAAP General and Administrative
GAAP general and administrative expense	$27,802	$17,433	$78,908	$59,389
Stock-based compensation expense	(2,844)	(1,694)	(8,141)	(3,525)
Restructuring expense	—	—	—	(364)
Transaction related and other expense	(1,338)	(95)	(4,137)	(2,329)
Non-GAAP general and administrative expense	$23,620	$15,644	$66,630	$53,171
Non-GAAP general and administrative as a % of revenue	15.0%	12.0%	14.7%	14.0%
Non-GAAP Depreciation and Amortization in Operating Expenses
GAAP depreciation and amortization in operating expenses	$6,531	$6,820	$19,554	$20,600
Amortization of acquired intangible assets	(4,422)	(4,402)	(13,267)	(13,206)
Non-GAAP depreciation and amortization in operating expense	$2,109	$2,418	$6,287	$7,394
Non-GAAP depreciation and amortization in operating expense as a % of revenue	1.3%	1.9%	1.4%	1.9%
Non-GAAP Operating Expenses
GAAP operating expenses	$96,378	$64,219	$274,386	$211,817
Amortization of acquired intangible assets	(4,422)	(4,402)	(13,267)	(13,206)
Stock-based compensation expense	(10,523)	(2,712)	(31,889)	(6,443)
Restructuring expense	—	15	—	(3,234)
Transaction related and other expense	(1,338)	(95)	(4,137)	(2,329)
Non-GAAP operating expenses	$80,095	$57,025	$225,093	$186,605
Non-GAAP operating expenses as a % of revenue	50.7%	43.6%	49.5%	49.1%
Non-GAAP Income From Operations
GAAP income from operations	$15,766	$30,586	$52,805	$60,581
Amortization of acquired intangible assets	7,124	5,577	19,981	16,731
Stock-based compensation expense	11,603	2,789	35,355	6,561
Restructuring expense	—	(15)	—	3,835
Transaction related and other expense	1,338	95	4,137	2,329
Non-GAAP income from operations	$35,831	$39,032	$112,278	$90,037
Non-GAAP operating margin	22.7%	29.9%	24.7%	23.7%

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Non-GAAP Net Income and Net Income Per Share
GAAP net income	$13,485	$19,546	$45,687	$29,666
GAAP provision for income taxes	1,787	4,962	6,461	8,727
GAAP income before income taxes	15,272	24,508	52,148	38,393
Amortization of acquired intangible assets	7,124	5,577	19,981	16,731
Stock-based compensation expense	11,603	2,789	35,355	6,561
Restructuring expense	—	(15)	—	3,835
Transaction related and other expense	1,338	95	4,137	2,329
Non-GAAP provision for income taxes	(8,834)	(8,239)	(27,905)	(16,963)
Non-GAAP net income	$26,503	$24,715	$83,716	$50,886
Non-GAAP net income per share attributable to common shareholders:
Basic	$0.16	$0.18	$0.52	$0.38
Diluted	$0.16	$0.18	$0.51	$0.37
Weighted-Average Shares used in computing Non-GAAP Net Income per Share:
Non-GAAP weighted-average shares used in computing net income per share, basic	162,424,260	135,553,097	161,657,479	135,496,696
Non-GAAP weighted-average shares used in computing net income per share, diluted	166,248,941	138,590,770	165,483,710	137,006,921

Adjusted EBITDA
GAAP net income	$13,485	$19,546	$45,687	$29,666
Interest and other expense, net	494	6,078	657	22,188
Depreciation and amortization	15,103	12,346	43,349	36,346
Provision for income tax	1,787	4,962	6,461	8,727
Stock-based compensation expense	11,603	2,789	35,355	6,561
Restructuring expense	—	(15)	—	3,835
Transaction related and other expense	1,338	95	4,137	2,329
Adjusted EBITDA	$43,810	$45,801	$135,646	$109,652
Adjusted EBITDA margin	27.7%	35.1%	29.9%	28.9%

Free Cash Flow
GAAP net cash provided by operating activities	$32,012	$50,080	$99,109	$74,055
Less: Purchases of property and equipment	(11,732)	(6,519)	(32,170)	(28,519)
Free cash flow	$20,280	$43,561	$66,939	$45,536
# # #

Media Contact:
Shoba V. Lemoine
communications@datto.com
Investor Contact:
Ryan Burkart
ir@datto.com
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